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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 10, 2004
                                                 -------------


                The National Collegiate Student Loan Trust 2004-1
               (Exact Name of Registrant as Specified in Charter)

                 DELAWARE                           333-113336-01                       43-2052405
                 --------                           -------------                       ----------
       (State or Other Jurisdiction                  (Commission                      (IRS Employer
            of Incorporation)                        File Number)                  Identification No.)


                800 Boylston Street, 34th Floor, Boston, MA                            02199-8157
                -------------------------------------------                            ----------
                  (Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code   (800) 895-4283
                                                     --------------



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


Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

                  For a description of the Notes, refer to the Indenture. For a description of the Student Loans, refer to the Deposit and Sale Agreement.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     1.1                     Underwriting  Agreement,  dated as of June 7, 2004, among The National
                                             Collegiate  Student Loan Trust 2004-1,  UBS Securities  LLC,  Deutsche
                                             Bank Securities Inc., Citigroup Global Markets Inc., Goldman,  Sachs &
                                             Co. and The First Marblehead Corporation

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     4.1                     Indenture,  dated as of June 1, 2004, between The National  Collegiate
                                             Student Loan Trust 2004-1 and U.S. Bank National Association

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     5.1                     Opinion of Thacher  Proffitt  & Wood LLP,  dated as of June 10,  2004, with respect to legality

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     8.1                     Opinion of Thacher  Proffitt  & Wood LLP,  dated as of June 10,  2004, regarding tax matters

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     10.1*                   Note Purchase  Agreement,  dated as of May 1, 2002,  between Bank One,
                                             N.A. and The First Marblehead Corporation, as amended

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     10.2*                   Note Purchase  Agreement,  dated as of April 30, 2001, between Bank of
                                             America, N.A. and The First Marblehead Corporation, as amended

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     10.3*                   Note Purchase  Agreement,  dated as of May 15, 2002,  between  Charter
                                             One, N.A. and The First Marblehead Corporation, as amended


                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     10.4                    Deposit and Sale  Agreement,  dated as of June 10,  2004,  between The
                                             National  Collegiate  Funding LLC and The National  Collegiate Student
                                             Loan Trust 2004-1

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     10.5 * +                Guaranty  Agreement between The Education  Resources  Institute,  Inc.
                                             and Bank One, N.A. dated May 13, 2002, as amended

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     10.6 * +                Guaranty  Agreement between The Education  Resources  Institute,  Inc.
                                             and Bank of America, N.A., dated April 30, 2001, as amended

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     10.7 * +                Guaranty  Agreement between The Education  Resources  Institute,  Inc.
                                             and Charter One Bank, N.A., dated as of May 15, 2002, as amended

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     10.8*                   Alternative Servicing Agreement, dated as of October 16, 2001, between the  Pennsylvania  Higher  Education  Assistance  Agency and The First
                                             Marblehead Corporation

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     10.9                    Trust  Agreement,  dated as of June 10,  2004,  among  Wachovia  Trust
                                             Company,  National  Association,  The National  Collegiate Funding LLC
                                             and The Education Resources Institute, Inc.

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     10.10                   Administration  Agreement,  dated  as of  June  10,  2004,  among  The
                                             National   Collegiate  Student  Loan  Trust  2004-1,   Wachovia  Trust
                                             Company,  National  Association,  U.S. Bank National  Association  and
                                             First Marblehead Data Services, Inc.

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     10.11                   Back-up  Note  Administration  Agreement,  dated as of June 10,  2004, among  The  National  Collegiate  Student  Loan  Trust  2004-1,  First
                                             Marblehead  Data Services,  Inc.,  Wachovia  Trust  Company,  National
                                             Association and U.S. Bank National Association


                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     10.12                   Structuring  Advisory  Agreement,  dated as of June 10, 2004,  between
                                             The  National  Collegiate  Student  Loan  Trust  2004-1  and The First
                                             Marblehead Corporation

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     10.13                   Deposit and Security  Agreement,  dated as of June 10, 2004, among The
                                             Education Resources  Institute,  Inc., The National Collegiate Student
                                             Loan Trust 2004-1 and First Marblehead Data Services, Inc.

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     10.14 +                 Pool  Supplement,   dated  as  of  June  10,  2004,  among  The  First
                                             Marblehead  Corporation,  The National Collegiate Funding LLC and Bank
                                             One, N.A.

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     10.15 +                 Pool  Supplement,   dated  as  of  June  10,  2004,  among  The  First
                                             Marblehead  Corporation,  The National Collegiate Funding LLC and Bank
                                             of America, N.A.

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     10.16 +                 Pool  Supplement,   dated  as  of  June  10,  2004,  among  The  First
                                             Marblehead  Corporation,  The  National  Collegiate  Funding  LLC  and
                                             Charter One, N.A.

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     23.1                    Consent of  PricewaterhouseCoopers  LLP,  independent  auditors of The
                                             Education Resources Institute, Inc. dated May 13, 2004

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     23.2                    Consent of  PricewaterhouseCoopers  LLP,  independent  auditors of The
                                             Education Resources Institute, Inc. dated June 3, 2004

* Exhibit (or amendments to Exhibit) previously filed as an exhibit to file 333-108531 and incorporated herein by reference

+ Confidential treatment to be requested for certain portions of this Exhibit pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     THE NATIONAL COLLEGIATE STUDENT
                                     LOAN TRUST 2004-1

                                     By:      FIRST MARBLEHEAD DATA
                                              SERVICES, INC., ADMINISTRATOR

                                              By: /s/ Bruce F. Lefenfeld
                                                  -------------------------
                                                  Name:  Bruce F. Lefenfeld
                                                  Title: President



Dated: June 25, 2004

                                  EXHIBIT INDEX

                               Sequentially
Exhibit                        Numbered
Number                         Description
------                         -----------
1.1                            Underwriting  Agreement,  dated as of June 7, 2004,  among The  National  Collegiate
                               Student Loan Trust  2004-1,  UBS  Securities  LLC,  Deutsche Bank  Securities  Inc.,
                               Citigroup  Global  Markets  Inc.,  Goldman,  Sachs & Co.  and The  First  Marblehead
                               Corporation

4.1                            Indenture,  dated as of June 1, 2004,  between The National  Collegiate Student Loan
                               Trust 2004-1 and U.S. Bank National Association

5.1                            Opinion of Thacher  Proffitt & Wood LLP, dated as of June 10, 2004,  with respect to legality

8.1                            Opinion of Thacher  Proffitt & Wood LLP,  dated as of June 10, 2004,  regarding  tax matters

10.1*                          Note  Purchase  Agreement,  dated as of May 1, 2002,  between Bank One, N.A. and The
                               First Marblehead Corporation, as amended

10.2*                          Note Purchase Agreement,  dated as of April 30, 2001, between Bank of America,  N.A.
                               and The First Marblehead Corporation, as amended

10.3*                          Note Purchase  Agreement,  dated as of May 15, 2002,  between  Charter One, N.A. and
                               The First Marblehead Corporation, as amended

10.4                           Deposit and Sale  Agreement,  dated as of June 10,  2004,  between the The  National
                               Collegiate Funding LLC and The National Collegiate Student Loan Trust 2004-1

10.5 * +                       Guaranty  Agreement between The Education  Resources  Institute,  Inc. and Bank One,
                               N.A. dated May 13, 2002, as amended

10.6 * +                       Guaranty  Agreement  between The  Education  Resources  Institute,  Inc. and Bank of
                               America, N.A., dated April 30, 2001, as amended

10.7 * +                       Guaranty Agreement between The Education Resources  Institute,  Inc. and Charter One
                               Bank, N.A., dated as of May 15, 2002, as amended

10.8 *                         Alternative  Servicing  Agreement,  dated  as  of  October  16,  2001,  between  the
                               Pennsylvania Higher Education Assistance Agency and The First Marblehead Corporation

10.9                           Trust Agreement,  dated as of June 10, 2004, among Wachovia Trust Company,  National
                               Association,  The  National  Collegiate  Funding  LLC  and The  Education  Resources
                               Institute, Inc.

10.10                          Administration  Agreement,  dated as of June 10, 2004, among The National Collegiate
                               Student Loan Trust 2004-1, Wachovia Trust Company,  National Association,  U.S. Bank
                               National Association and First Marblehead Data Services, Inc.

10.11                          Back-up  Note  Administration  Agreement,  dated  as of June  10,  2004,  among  The
                               National  Collegiate  Student Loan Trust 2004-1,  First  Marblehead  Data  Services,
                               Inc.,  Wachovia  Trust  Company,   National   Association  and  U.S.  Bank  National
                               Association

10.12                          Structuring  Advisory  Agreement,  dated as of June 10,  2004,  between The National
                               Collegiate Student Loan Trust 2004-1 and The First Marblehead Corporation

10.13                          Deposit and  Security  Agreement,  dated as of June 10,  2004,  among The  Education
                               Resources  Institute,  Inc., The National  Collegiate  Student Loan Trust 2004-1 and
                               First Marblehead Data Services, Inc.

10.14 +                        Pool Supplement,  dated as of June 10, 2004, among The First Marblehead Corporation,
                               The National Collegiate Funding LLC and Bank One, N.A.

10.15 +                        Pool Supplement,  dated as of June 10, 2004, among The First Marblehead Corporation,
                               The National Collegiate Funding LLC and Bank of America, N.A.

10.16 +                        Pool Supplement,  dated as of June 10, 2004, among The First Marblehead Corporation,
                               The  National  Collegiate  Funding  LLC  and  Charter  One,  N.A.

23.1                           Consent  of  PricewaterhouseCoopers  LLP,  independent  auditors  of  The  Education
                               Resources Institute,  Inc. dated May 13, 2004

23.2                           Consent  of  PricewaterhouseCoopers  LLP,  independent  auditors  of  The  Education
                               Resources  Institute,  Inc.  dated June 3, 2004

* Exhibit (or amendments to Exhibit) previously filed as an exhibit to file 333-108531 and incorporated herein by reference

+ Confidential treatment to be requested for certain portions of this Exhibit pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934.